Prior Year Business Combinations and Acquisitions Unaudited Pro Forma Financial Information (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2010
Revenue	$ 980.7
Net income attributable to Federated Investors, Inc.	$ 186.6
Basic [Member]
Earnings per share - Basic Net income attributable to Federated Investors, Inc.	$ 1.80
Diluted [Member]
Earnings per share - Diluted Net Income attributable to Federated Investors, Inc.	$ 1.80